Effective April 30, 2014, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric B. Fischman	2008	Investment Officer of MFS
Paul J. Gordon	2011	Investment Officer of MFS
Matthew D. Sabel	April 2014	Investment Officer of MFS

Effective April 30, 2014, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Eric B. Fischman	Portfolio Manager	Employed in the investment area of MFS since 2000
Paul J. Gordon	Portfolio Manager	Employed in the investment area of MFS since 2004
Matthew D. Sabel	Portfolio Manager	Employed in the investment area of MFS since 2009

1004591                                                                                                                                                1                                                                         OTC-PM-SUP-021214